SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report April 21, 2004
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing
Exhibit 99.1	News Release dated
April 21, 2004 of Ford
Motor Credit Company
	with attachment.	Filed with this Report

Exhibit 99.2	Form 8-K dated
April 21, 2004 of
	Ford Motor Company.	Filed with this Report

Item 12. Results of Operations and Financial Condition.

     Our news release dated April 21, 2004, filed as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated April 21, 2004 concerning first quarter 2004 financial results, filed as Exhibit 99.2 to this report, are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR CREDIT COMPANY (Registrant)
Date:	April 21, 2004	By:	/s/ Corey M. MacGillivray Corey M. MacGillivray Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated
April 21, 2004 of Ford
Motor Credit Company with
attachment.

Exhibit 99.2	Form 8-K dated
April 21, 2004 of Ford
Motor Company.